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                                                                   EXHIBIT 99.19


                                  POWER OF ATTORNEY


     We, the undersigned, hereby severally constitute and appoint Barr M. Rosenberg, Kenneth Reid, Marlis S. Fritz and Edward H. Lyman, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of Barr Rosenberg Series Trust on Form N-1A and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

Name                                    Capacity                 Date
----                                    --------                 ----

/s/ BARR M. ROSENBERG                   Trustee                  July 28, 1998
-----------------------------------
Barr M. Rosenberg

/s/ KENNETH REID                        Trustee                  July 28, 1998
-----------------------------------     President
Kenneth Reid

/s/ MARLIS S. FRITZ                     Trustee                  July 28, 1998
-----------------------------------     Vice President
Marlis S. Fritz

/s/ NILS H. HAKANSSON                   Trustee                  July 28, 1998
-----------------------------------
Nils H. Hakansson

/s/ WILLIAM F. SHARPE                   Trustee                  July 28, 1998
-----------------------------------
William F. Sharpe

/s/ PO-LEN HEW                          Treasurer                July 28, 1998
-----------------------------------
Po-Len Hew